MULTI-STRATEGY GROWTH & INCOME FUND

Supplement dated December 16, 2015

to the Prospectus dated July 1, 2015

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1. The paragraph that appears on page 20 under Trustees and Officers is revised in its entirety to read as follows:

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of five trustees. The Trustees are responsible for the Fund's overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund's investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under "Management" in the Statement of Additional Information.

2. The disclosure that appears on page 32 under Class L Shares is revised in its entirety to read as follows:

Class L Shares

Class L shares are sold at the prevailing net asset value per Class L share plus a sales load of 3.75% based on the amount of their investment; however, the following are additional features that should be taken into account when purchasing Class L shares:

•	a minimum initial investment of $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of $100 for regular accounts and $50 for retirement plan accounts;
•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class L shares; and
•	a Distribution Fee which will accrue at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to Class L shares.

Investors in Class L shares will pay a sales load of 3.75% based on the amount of their investment. A reallowance will be made by the Distributor from the sales load paid by each investor. There are no sales loads on reinvested distributions. The Fund reserves the right to waive sales loads. The following sales loads apply to your purchases of Class L shares of the Fund:

	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Amount Invested	3.75%	3.90%	3.00%

You may be able to buy Class L shares without a sales charge (i.e. "load-waived") when you are:

•	reinvesting distributions;
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;
•	exchanging an investment in Class L (or equivalent type) shares of another fund for an investment in the Fund;
•	purchasing shares through the Fund's Adviser; or

•	purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Fund.

3. The disclosure that appears on page 32 under Class C Shares is revised in its entirety to read as follows:

Class C shares are sold at the prevailing NAV per Class C share and are not subject to any upfront sales charge; however, the following are additional features that should be taken into account when purchasing Class C shares:

•	a minimum initial investment of $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of at least $100 for regular accounts and $50 for retirement plan accounts;
•	a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class C shares; and
•	a Distribution Fee which will accrue at an annual rate equal to 0.75% of the average daily net assets of the Fund attributable to Class C shares.

Because the Class C shares of the Fund are sold at the prevailing NAV per Class C share without an upfront sales load, the entire amount of your purchase is invested immediately.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated July 1, 2015, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-601-3841. The Prospectus and Statement of Additional Information may be obtained by visiting the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. You should retain this Supplement for future reference.